UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 28, 2022
Date of Report (Date of earliest event reported)

Commission File Number	Name of Registrant; State or Other Jurisdiction of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number

001-16169	EXELON CORPORATION	23-2990190
(a Pennsylvania corporation) 10 South Dearborn Street P.O. Box 805379 Chicago, Illinois 60680-5379 (800) 483-3220

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
EXELON CORPORATION
Common Stock, without par value	EXC	The Nasdaq Stock Market LLC

Indicate by check mark whether any of the registrants are emerging growth companies as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if any of the registrants have elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 7.01. Regulation FD Disclosure.

Constellation Energy Corporation (“Constellation”), a wholly-owned subsidiary of Exelon Corporation (“Exelon”), previously filed with the Securities and Exchange Commission (the “Commission”) Amendment Number 2 to its General Form for Registration of Securities on Form 10, which was filed with the Commission on December 20, 2021, and declared effective by the Commission on December 29, 2021 (as amended, the “Registration Statement”) relating to the distribution by Exelon of all of the outstanding shares of common stock, no par value, of Constellation (the “Constellation Common Stock”), to Exelon’s shareholders (the “Distribution”). The Registration Statement includes an amended preliminary information statement that describes the Distribution and provides important information regarding Constellation’s business and management.

The final information statement, dated January 24, 2022, is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Exelon has made the information statement publicly available on January 28, 2022, and expects to begin mailing to its shareholders an Important Notice Regarding the Availability of Materials as soon as reasonably practicable, the form of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information furnished pursuant to this Item 7.01, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d)            Exhibits.

Exhibit No.	Description
99.1	Information Statement of Constellation Energy Corporation, dated January 24, 2022
99.2	Form of Important Notice Regarding the Availability of Materials
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* * * * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXELON CORPORATION

/s/ Carter C. Culver
Carter C. Culver
Senior Vice President, Deputy General Counsel and Assistant Secretary
Exelon Corporation

January 28, 2022